Exhibit 10.2

JOINDER TO REGISTRATION RIGHTS AGREEMENT

THIS JOINDER TO REGISTRATION RIGHTS AGREEMENT (this “Joinder”) is made and entered into as of November 1, 2019 by the undersigned parties hereto. Reference is hereby made to that certain Registration Rights Agreement, dated as of September 6, 2019 (as it may be amended from time to time, including by this Joinder, the “Agreement”), by and among: (i) TKK Symphony Acquisition Corporation, a Cayman Islands exempted company, which will be known after the consummation of the transactions contemplated by the Share Exchange Agreement (as defined below) as “Glory Star New Media Group Holdings Limited” (including any successor entity thereto, “Purchaser”); (ii) TKK Symphony Sponsor 1, a Cayman Islands exempted company, in the capacity under the Share Exchange Agreement as the Purchaser Representative (including any successor Purchaser Representative appointed in accordance therewith, the “Purchaser Representative”); and (iii) the undersigned parties listed as Investors on Exhibit A thereto (each, an “Investor” and collectively, the “Investors”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement.

WITNESSETH THAT:

WHEREAS, certain Investors have assigned some of their equity interest in the Company (the “Assignment”) to other Investors and/or to other persons identified as New Investors in Schedule A attached hereto (“New Investors”);

WHEREAS, the New Investors wish to become parties to the Agreement and bound by the terms thereof as “Investors” parties thereunder in accordance with the terms of the Agreement and this Joinder, and the other parties to the Agreement desire to have the New Investors become parties to the Agreement as “Investor” parties thereunder in accordance with the terms of the Agreement and this Joinder; and

WHEREAS, the parties wish to accommodate the Assignment pursuant to the terms and conditions of this Joinder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Pursuant to Section 6.2 of the Agreement, each New Investor hereby: (i) acknowledges that such New Investor has received and reviewed a complete copy of the Agreement, including the exhibits and schedules thereto; and (ii) acknowledges and agrees that upon execution and delivery of this Joinder to the Purchaser and the Purchaser Representative, such New Investors shall become a party to the Agreement, and will be fully bound by, and subject to, all of the terms and conditions of the Agreement, as amended or modified by this Joinder, as a “Investor” party thereunder as though an original party thereto for all purposes of the Agreement. All references in the Agreement to the term “Investors” shall be deemed to include the New Investors who have executed and delivered this Joinder.

2. The parties hereto hereby agree that, effective upon the execution and delivery of this Joinder by the parties hereto, Exhibit A to the Agreement is hereby amended to read as set forth on Schedule A hereto.

3. Each New Investor agrees to execute and deliver such further instruments and documents and do such further acts as the Purchaser or the Purchaser Representative may deem reasonably necessary or proper to carry out more effectively the purposes of the Agreement or this Joinder.

4. THIS JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. This Joinder and the Agreement, together with the other documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement by the New Investors with respect to the subject matter of hereof and thereof, and supersedes all prior agreements and understandings, both oral and written, by the New Investors with respect to its subject matter. The terms of this Joinder shall be governed by, enforced, construed and interpreted in a manner consistent with the provisions of the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Joinder to be executed and delivered by the undersigned or by its duly authorized officer as of the date first written above.

NEW INVESTORS:

AUSTRALIA EASTERN INVESTMENT PTY LTD.

By:	/s/
Name:
Title:

/s/ Chung Tung Lin
Chung Tung Lin

/s/ Yang Haoyi
Yang Haoyi

RING & KING INVESTMENT CO., LIMITED

By:	/s/
Name:
Title:

/s/ Zhuang Jinbu
Zhuang Jinbu

SMART BEST INTERNATIONAL CORPORATION

By:	/s/
Name:
Title:

/s/ Lu Nan
Lu Nan

GRAND TRUTH GROUP LIMITED

By:	/s/
Name:
Title:

CEL Dynamic Growth Fund

By:	/s/
Name:
Title:

{Signature Page to Joinder to Registration Rights Agreement}

Acknowledged and Accepted as of the date first set forth above:

THE PURCHASER:

TKK SYMPHONY ACQUISITION CORPORATION

By:	/s/ Sing Wang
Name:	Sing Wang
Title:	Chairman and CEO

THE PURCHASER REPRESENTATIVE:

TKK SYMPHONY SPONSOR 1, solely in its capacity as the Purchaser Representative under the Agreement

By:	/s/ Sing Wang
Name:	Sing Wang
Title:	Chairman and CEO

THE INVESTORS:

HAPPY STARLIGHT LIMITED

By:	/s/ Zhang Bing
Name:	Zhang Bing
Title:	Director

ENJOY STARLIGHT LIMITED

By:	/s/ Lu Jia
Name:	Lu Jia
Title:	Director

FASHION STARLIGHT LIMITED

By:	/s/ Zhang Ran
Name:	Zhang Ran
Title:	Director

{Signature Page to Joinder to Registration Rights Agreement}

WEALTH STARLIGHT LIMITED

By:	/s/ Zhang Ronghui
Name:	Zhang Ronghui
Title:	Director

SPARKS STARLIGHT LIMITED

By:	/s/ Zhang Yinghao
Name:	Zhang Yinghao
Title:	Director

EVEREST STARLIGHT LIMITED

By:	/s/ Xiao Jiangcong
Name:	Xiao Jiangcong
Title:	Director

STAR TWINKLE LIMITED

By:	/s/ Jin Hui
Name:	Jin Hui
Title:	Director

RICH STARLIGHT LIMITED

By:	/s/ Lin Hui
Name:	Lin Hui
Title:	Director

LILLY STARLIGHT LIMITED

By:	/s/ Li Hanyang
Name:	Li Hanyang
Title:	Director

ONE STARLIGHT LIMITED

By:	/s/ He Yixing
Name:	He Yixing
Title:	Director

/s/ Xin Ailin
Xin Ailin

CB MANAGEMENT ADVISORY LIMITED

By:	/s/ Chan Yin Tsung
Name:	Chan Yin Tsung
Title:	Director

{Signature Page to Joinder to Registration Rights Agreement}